SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                       ___________________


                             FORM 8-K

                          CURRENT REPORT

                       ___________________


                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

                       ___________________


 Date of Report (Date of earliest event reported):  June 26, 1996


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                    SOS STAFFING SERVICES, INC.

        (Exact name of registrant as specified in its charter)



         Utah                           0 26094               87-0295503
 ------------------------------   ----------------------   --------------------
(State or other jurisdiction of    (Commission File No.)     (IRS Employer
incorporation)                                               Identification No.)


                        1415 South Main Street
                      Salt Lake City, Utah  84115
     ---------------------------------------------------------------
      (Address of principal executive offices, including zip code)

                          (801) 484-4400
               -----------------------------------------
           (Registrant's telephone number, including area code)


<page 1>

                        TABLE OF CONTENTS


Item 2.  Acquisition or Disposition of Assets. . . . . . . . . . . . . . .   1

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits  1
     a.   Financial Statements and Pro Forma Financial Information           1
     b.   Exhibits . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

SIGNATURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

Item 2.  Acquisition or Disposition of Assets.

     Pursuant to an agreement entered into on June 26, 1996 to be effective as of July 1, 1996, SOS Staffing Services,Inc. (the "Company") completed the acquisition of substantially all of the assets of the business of The Performance Group. The Performance Group includes The Performance Professionals, Inc. and Abacus Consulting Group, Inc., Colorado corporations engaged in providing both temporary and permanent employees in the information technology field to businesses in the Denver, Colorado area and elsewhere.

     The purchase price for the assets was $3.225 million in cash plus future earnouts not to exceed an additional $1.775 million, based on profitability. In connection with the purchase, the Company assumed a real property lease, certain contracts and entered into employment and noncompetition agreements with key employees. The purchase price for the assets and business acquired was determined in arms' length negotiations conducted by principals of the Company and representatives of The Performance Group. There was no material relationship between the owners of The Performance Group and the Company or any of its affiliates, any director or officer of the Company, or any associate of any such director or officer.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     a.   Financial Statements and Pro Forma Financial Information.

          As of the date of this filing, it is impracticable for the Company to provide the financial statements and pro forma financial information specified in Item 7 of Form 8 K. The Company intends to file an amended Form 8-K which will include such financial statements and pro forma financial information not later than August 26, 1996.

     b.   Exhibits.


          99.1

          Press Release dated June 27, 1996

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 SOS STAFFING SERVICES, INC.



                                 /s/ Gary B. Crook
                                 Gary B. Crook
                                 Vice President, Chief Financial
                                   Officer and Treasurer

Date: July 11, 1996